                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K/A



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):  September 30, 1997



                     CRESCENT REAL ESTATE EQUITIES COMPANY
             (formerly known as Crescent Real Estate Equities, Inc.)

              (Exact name of Registrant as specified in its Charter)


        Texas                   1-13038                    52-1862813
(State of Organization) (Commission File Number) (IRS Employer Identification
                                                             Number)
777 Main Street, Suite 2100
Fort Worth, Texas                                             76102
( Address of Principal Executive                            (Zip Code)
Offices)

                                 (817) 877-0477
            (Registrant's telephone number, including area code)

       The Form 8-K of Crescent Real Estate Equities Company (the "Company"), dated September 30, 1997 and filed October 1, 1997, is being amended to restate the disclosure contained in Items 5 and 7 thereof in its entirety primarily to reflect changes in the amount and price of the Common Shares of the Company being offered to the public in an underwritten offering.

ITEM 5. OTHER EVENTS


This Current Report on Form 8-K is filed by Crescent Real Estate Equities Company (the "Company") in connection with its registration statement (the "Registration Statement") on Form S-3 (Registration No. 333-21905). Pursuant to the prospectus dated March 26, 1997 (the "Prospectus") contained in the Registration Statement and the prospectus supplement dated October 8, 1997 (the "Prospectus Supplement") to the Prospectus, the Company is offering for sale to the public, in an underwritten offering, 10,000,000 of its Common Shares excluding the underwriters' overallotment option (the "Offering"). Certain pro forma financial information regarding the Company, assuming, among other things, the completion of the Offering and the application of the net proceeds therefrom, is included in Item 7 of this report and incorporated by reference into the Prospectus Supplement.


Capitalized terms used but not defined herein have the meaning set forth in the Prospectus Supplement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)      Financial Statements

                   None

          (b)      Pro Forma Financial Information

                   Pro Forma Consolidated Balance Sheet as of June 30, 1997 (unaudited) and notes thereto.

                   Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 1997 and the Year Ended December 31, 1996 (unaudited) and notes thereto.

          (c)      Exhibits

                   None

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)      Financial Statements

                   None

          (b)      Pro Forma Financial Information

                   Pro Forma Consolidated Balance Sheet as of June 30, 1997 (unaudited) and notes thereto.

                   Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 1997 and the Year Ended December 31, 1996 (unaudited) and notes thereto.

          (c)      Exhibits

                   None

                                   SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 9, 1997            CRESCENT REAL ESTATE EQUITIES COMPANY



                                  By: /s/ DALLAS E. LUCAS
                                     ------------------------------------------
                                     Dallas E. Lucas
                                     Senior Vice President and
                                     Chief Financial and Accounting Officer

                        INDEX TO FINANCIAL STATEMENTS




Pro Forma Financial Statements (unaudited)

        Pro Forma Consolidated Balance Sheet as of June 30, 1997
        and notes thereto . . . . . . . . . . . . . . . . . . . . . . . .   F-2

        Pro Forma Consolidated Statements of Operations for the
        Six Months Ended June 30, 1997 and the Year Ended December 31,
        1996 and notes thereto. . . . . . . . . . . . . . . . . . . . . .   F-5

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATING FINANCIAL INFORMATION

                             (DOLLARS IN THOUSANDS)


     The pro forma information for the year ended December 31, 1996 assumes completion, in each case as of January 1, 1996 in determining operating and other data, of (i) Crescent Real Estate Equities Company's (the "Company") public offering of its common shares in October 1996 (the "October 1996 Offering") and the additional public offering of 450,000 common shares that closed on October 9, 1996 and the use of the net proceeds therefrom to repay approximately $168,000 of indebtedness and to fund approximately $289,000 of Property acquisitions in the fourth quarter of 1996 and the first quarter of 1997, (ii) the Company's public offering of its common shares in April 1997 (the "April 1997 Offering") and the additional public offering of 500,000 common shares that closed on May 14, 1997 and the use of the net proceeds therefrom to fund approximately $593,500 of Property acquisitions and other investments in the second quarter of 1997, (iii) the Company's offering of 4,700,000 common shares to an affiliate of Union Bank of Switzerland (the "UBS Offering") and the use of the net proceeds therefrom to repay approximately $145,000 of indebtedness under the Credit Facility, (iv) Crescent Real Estate Equities Limited Partnership's, the Company's operating partnership, issuance of $400,000 of senior unsecured debt issued in a private placement on September 22, 1997 ("Note Offering") and the use of the net proceeds therefrom to fund approximately $327,600 of the acquisition of the Houston Center mixed-use property complex including the Four Seasons Hotel ("Houston Center"), to repay approximately $50,000 of indebtedness incurred under the Credit Facility, to fund approximately $10,000 of the purchase price of Miami Center office property and to repay approximately $7,200 of short-term indebtedness, (v) the Company's issuance of 307,831 common shares on September 22, 1997 in connection with the acquisition of Houston Center ("Private Placement") and the use of the net proceeds therefrom to repay approximately $10,000 of indebtedness under the Credit Facility, (vi) the Company's public offering of 10,000,000 common shares in October 1997 (the "Offering") and the use of the net proceeds therefrom to fund approximately $61,900 of Pending Investments and to repay approximately $306,700 of short-term indebtedness and indebtedness incurred under the Credit Facility, (vii) assumed indebtedness of $97,100 in connection with the purchase of one of the Pending Investments, and (viii) Pending Investments and Property acquisitions and other investments made during 1996 and 1997. The pro forma information for the year ended December 31, 1996 does not include the Company's proposed investment in Vornado Realty Trust ("VNO").



     The pro forma information for the six months ended June 30, 1997 assumes completion, in each case as of January 1, 1997 in determining operating and other data, and, in each case as of June 30, 1997 in determining balance sheet data, of (i) the April 1997 Offering and the additional public offering of 500,000 common shares that closed on May 14, 1997 and the use of the net proceeds therefrom to fund approximately $593,500 of Property acquisitions and other investments in the second quarter of 1997, (ii) the UBS Offering and the use of the net proceeds therefrom to repay approximately $145,000 of indebtedness under the Credit Facility, (iii) the Note Offering and the use of the net proceeds therefrom to fund approximately $327,600 of the acquisition of Houston Center, to repay approximately $50,000 of indebtedness incurred under the Credit Facility, to fund approximately $10,000 of the purchase price of Miami Center office property and to repay approximately $7,200 of short-term indebtedness, (iv) the Private Placement and the use of the net proceeds therefrom to repay approximately $10,000 of indebtedness under the Credit Facility, (v) the Offering and the use of the net proceeds therefrom to fund approximately $61,900 of Pending Investments and to repay approximately $306,700 of short-term indebtedness and indebtedness incurred under the Credit Facility, and (vi) assumed indebtedness of $97,100 in connection with the purchase of one of the Pending Investments, (vii) Pending Investments and the Property acquisitions and other investments made during 1997. The Pro forma information for the six months ended June 30, 1997 does not include the Company's proposed investment in VNO.


     The unaudited pro forma Consolidated Balance Sheet and Statements of Operations should be read in conjunction with the historical audited financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1996. In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1997
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                     ASSETS


                                                       CRESCENT REAL
                                                      ESTATE EQUITIES
                                                          COMPANY         PRO FORMA        PRO FORMA
                                                       HISTORICAL(A)     ADJUSTMENTS      CONSOLIDATED
                                                      ---------------    -----------      ------------
Investments in real estate..........................    $2,628,792        $ 618,100(B)     $3,246,892
Less -- accumulated depreciation....................      (236,967)              --          (236,967)
                                                        ----------        ---------        ----------
          Net investment in real estate.............     2,391,825          618,100         3,009,925
Cash and cash equivalents...........................        55,589           22,737(C)         78,326
Restricted cash and cash equivalents................        28,429               --            28,429
Accounts receivable, net............................        17,324               --            17,324
Deferred rent receivable............................        23,266               --            23,266
Investments in real estate mortgages and common
  stock of unconsolidated subsidiaries..............        41,993          309,741(D)        351,734
Notes receivable, net...............................       122,992           23,700(E)        146,692
Other assets, net...................................        98,362            5,231(F)        103,593
                                                        ----------        ---------        ----------
          Total assets..............................    $2,779,780        $ 979,509        $3,759,289
                                                        ==========        =========        ==========

                                             LIABILITIES

Borrowings under Credit Facility....................    $  339,700        $ (94,900)(G)    $  244,800
Notes payable.......................................       792,796           32,709(H)      1,322,605
                                                                            497,100(I)
Accounts payable, accrued expenses and other
  liabilities.......................................        62,206           21,000(J)         83,206
                                                        ----------        ---------        ----------
          Total liabilities.........................     1,194,702          455,909         1,650,611
                                                        ----------        ---------        ----------
MINORITY INTERESTS:
  Operating partnership.............................       118,645               --           118,645
  Investment joint ventures.........................        28,369               --            28,369
                                                        ----------        ---------        ----------
          Total minority interests..................       147,014               --           147,014
                                                        ----------        ---------        ----------
SHAREHOLDERS' EQUITY:
  Common shares.....................................           970              150             1,120
  Additional paid-in capital........................     1,499,477          523,450         2,022,927
  Deferred compensation on restricted shares........          (283)              --              (283)
  Retained deficit..................................       (62,100)              --           (62,100)
                                                        ----------        ---------        ----------
          Total shareholders' equity................     1,438,064          523,600(K)      1,961,664
                                                        ----------        ---------        ----------
          Total liabilities and shareholders'
            equity..................................    $2,779,780        $ 979,509        $3,759,289
                                                        ==========        =========        ==========


        See accompanying notes to Pro Forma Consolidated Balance Sheet.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

ADJUSTMENTS
(DOLLARS IN THOUSANDS)

(A)    Reflects Crescent Real Estate Equities Company unaudited
         consolidated historical balance sheet as of June 30,
         1997......................................................           --

(B)    Increase reflects the following:
         Acquisition of Houston Center mixed-use property..........    $ 327,600
         Acquisition of Miami Center office property...............      131,500
         Pending acquisition of Fountain Place office property.....      114,000
         Pending acquisition of U.S. Home Building office
            property...............................................       45,000
                                                                       ---------
                                                                       $ 618,100
                                                                       =========
(C)    Net increase reflects the following:
         Equity investment in The Woodlands........................    $  (5,000)
         Draw on the Credit Facility for working capital...........       22,700
         Proceeds from Crescent Operating, Inc., ("COI") as a
            result of COI's acquisition of the voting common stock
            in The Woodlands and Desert Mountain...................        5,159
         Proceeds from the Note Offering...........................      394,769
         Acquisition of Houston Center mixed-use property..........     (327,600)
         Acquisition of Miami Center office property...............      (10,000)
         Repayment of Texas Commerce Bank Note using proceeds from
            the Note Offering and excess cash......................       (7,291)
         Partial repayment under the Credit Facility using proceeds
            from the Note Offering.................................      (50,000)
         Net proceeds from the Offering............................      368,600
         Pending Acquisition of Fountain Place.....................      (16,900)
         Pending Acquisition of U.S. Home Building.................      (45,000)
         Partial repayment under the Credit Facility using net
            proceeds from the Offering.............................     (306,700)
                                                                       ---------
                                                                       $  22,737
                                                                       =========
(D)    Net increase reflects the following:
         42.5% equity investment in The Woodlands..................    $  80,000
         Sale of 100% of voting common stock to COI representing 5%
            equity interest in The Woodlands.......................       (1,915)
         93% equity investment in Desert Mountain..................      234,900
         Sale of 100% of voting common stock to COI representing 5%
            equity interest in Desert Mountain.....................       (3,244)
                                                                       ---------
                                                                       $ 309,741
                                                                       =========
(E)    Increase reflects the following:
         Note Receivable from Desert Mountain......................    $  23,700
                                                                       =========
(F)    Increase reflects the following:
         Capitalized Note Offering costs...........................    $   5,231
                                                                       =========

(G)    Net decrease in borrowings under the Credit Facility as a
         result of:
         Partial repayment using the UBS Offering proceeds.........    $(145,000)
         Working capital draws.....................................       22,700
         Equity investment in Desert Mountain......................       13,900
         Note Receivable from Desert Mountain......................       23,700
         Partial repayment using the net proceeds of the Note
            Offering...............................................      (50,000)
         Partial repayment using the proceeds from the Private
            Placement..............................................      (10,000)
         Acquisition of Miami Center office property...............      121,500
         Partial repayment using the net proceeds from the
            Offering...............................................     (306,700)
         Draw to repay the BankBoston Note I.......................      235,000
                                                                       ---------
                                                                       $ (94,900)
                                                                       =========
(H)    Net increase in short-term borrowings as a result of:
         Equity investment in The Woodlands........................    $  75,000
         Equity investment in Desert Mountain......................      200,000
         Repayment of Texas Commerce Bank Note using proceeds from
            the Note Offering and excess cash......................       (7,291)
         Repayment of BankBoston Note I through a draw on the
            Credit Facility........................................     (235,000)
                                                                       ---------
                                                                       $  32,709
                                                                       =========
(I)    Increase in notes payable reflects the following:
         Note Offering.............................................    $ 400,000
         Assumption of Note relating to a Pending Investment.......       97,100
                                                                       ---------
                                                                       $ 497,100
                                                                       =========
(J)    Increase reflects the following:
         Equity investment in Desert Mountain......................    $  21,000
                                                                       =========
(K)    Increase reflects the following:
         Proceeds of the UBS Offering..............................    $ 145,000
         Net proceeds from the Private Placement...................       10,000
         Proceeds of the Offering (10.0 million shares of common
            stock at $39 per share)................................      390,000
         Estimated costs of the Offering...........................       (1,500)
         Underwriters' discount for the Offering...................      (19,900)
                                                                       ---------
                                                                       $ 523,600
                                                                       =========


                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


                                           CRESCENT REAL
                                          ESTATE EQUITIES   1997 ACQUIRED
                                              COMPANY        AND PENDING        OTHER         PRO FORMA
                                           HISTORICAL(A)    INVESTMENTS(B)   ADJUSTMENTS     CONSOLIDATED
                                          ---------------   --------------   -----------     ------------
REVENUES:
  Rental property.......................     $174,882          $87,924        $     --         $262,806
  Interest and other income.............        8,321               --           4,821(C)        13,142
                                             --------          -------        --------         --------
          Total revenues................      183,203           87,924           4,821          275,948
                                             --------          -------        --------         --------
EXPENSES:
  Real estate taxes.....................       17,622            7,489              --           25,111
  Repairs and maintenance...............       10,943            8,901              --           19,844
  Other rental property operating.......       36,600           14,190            (283)(D)       49,999
                                                                                  (508)(E)
  Corporate general and
     administrative.....................        7,483               --              --            7,483
  Interest expense......................       31,612               --          24,985(F)        56,597
  Depreciation and amortization.........       30,291           16,063              --           46,354
  Amortization of deferred financing
     costs..............................        1,220               --             360(G)         1,580
                                             --------          -------        --------         --------
          Total expenses................      135,771           46,643          24,554          206,968
                                             --------          -------        --------         --------
          Operating income (loss).......       47,432           41,281         (19,733)          68,980
                                             --------          -------        --------         --------
OTHER INCOME:
  Equity in net income of unconsolidated
  subsidiaries..........................        1,999           13,367              --           15,366
                                             --------          -------        --------         --------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS.............................       49,431           54,648         (19,733)          84,346
Minority interests......................       (7,586)              --          (2,047)(H)       (9,633)
                                             --------          -------        --------         --------
NET INCOME (LOSS).......................     $ 41,845          $54,648        $(21,780)        $ 74,713
                                             ========          =======        ========         ========
NET INCOME PER COMMON SHARE(I)..........                                                       $   0.67
                                                                                               ========


   See accompanying notes to Pro Forma Consolidated Statement of Operations.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

ADJUSTMENTS
(DOLLARS IN THOUSANDS)


(A)  Reflects Crescent Real Estate Equities Company unaudited consolidated historical statement of operations for the six months ended June 30,
     1997.....................................................................         --

(B)  Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with acquired investments and pending investments, all investments acquired or proposed to be acquired in 1997, assuming the
     investments were acquired at the beginning of the period.................         --

                                                                   ACQUISITION
          PROPERTY                                                     DATE
          Greenway II office property............................    1/17/97
          Trammell Crow Center office property...................    2/28/97
          Three Denver office properties.........................    2/28/97
          Carter-Crowley Real Estate Assets......................    5/09/97
          Magellan Real Estate Assets (i)........................    6/17/97
          The Woodlands (ii)(iii)................................    7/31/97
          Desert Mountain (iv)...................................    8/29/97
          Houston Center mixed-use property complex..............    9/22/97
          Four Seasons Hotel (v).................................    9/22/97
          Miami Center office property...........................    9/30/97
          Fountain Place office property.........................    pending
          U.S. Home Building office property.....................    pending
          --------------------

          (i)   Calculated to reflect the lease payment from the behavioral healthcare facilities' lessee to the Company by applying the rent provisions (as set forth in the facilities' lease agreement).
          (ii)  The Company has a 40.375% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership whose primary holding consists of The Woodlands land assets.
          (iii) The Company has a 42.5% equity investment in the limited partnership whose primary holding consists of The Woodlands commercial property assets.
          (iv)  The Company has a 88.350% (after sale of voting common stock to
                COI) non-voting equity investment in the limited partnership that owns Desert Mountain.
          (v)   Historical operations of the hotel were adjusted to reflect the lease payment from the hotel lessee to the Company calculated on a pro forma basis.

(C) Increase reflects the incremental interest income associated with the following, assuming all had occurred at the beginning of the period.

          Carter-Crowley Notes  ($55,500 @ 10%) = $5,550
          COI Note              ($25,697 @ 12%) = $3,084
          Desert Mountain Note  ($23,700 @ 12%) = $2,844
          Total..................................................    $11,478
          Prorated for six months................................      5,739
          Less: Historical interest income.......................       (918)
                                                                   -----------
          Total..................................................                 $4,821
                                                                                  ======

(D)  Reflects the elimination of historical ground lessee's expense, as a result of the Company acquiring the land underlying Trammell Crow Center, assuming Trammell Crow Center was acquired at the beginning of the
     period...................................................................    $ (283)
                                                                                  ======
(E)  Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain of
     the properties...........................................................    $ (508)
                                                                                  ======
(F)  Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of the Offering, the Private Placement, the Note Offering, Equity Offering to UBS in
     August 1997 and April and May 1997 Equity Offerings, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.


                    Credit Facility....................  $  244,800    @  6.89%   $ 16,867
                    Note Offering --
                      6.625% Notes due 2002............     150,000    @ 6.625%      9,938
                    Note Offering --
                      7.125% Notes due 2007............     250,000    @ 7.125%     17,813
                    Pending Investment Note
                      Assumption.......................      97,100    @  7.46%      7,244
                    BankBoston Note II.................     200,000    @  6.89%     13,780
                    LaSalle Note I.....................     239,000    @  7.83%     18,714
                    LaSalle Note II....................     161,000    @  7.79%     12,542
                    Cigna Note.........................      63,500    @  7.47%      4,743
                    Metropolitan Life Note.............      12,264    @  8.88%      1,089
                    LaSalle Note III...................     115,000    @  7.82%      8,993
                    Nomura Funding VI Note.............       8,741    @ 10.07%        880
                    Northwestern Life Note.............      26,000    @  7.66%      1,992
                                                         ----------               --------

                    Total annual amount................  $1,567,405               $114,595
                    Prorated for six months............                             57,298
                    Less: Capitalized interest.........                               (701)
                    Historical interest expense........                            (31,612)
                                                                                  --------
                                                                                             $ 24,985
                                                                                             ========
(G)  Amortization of capitalized costs associated with the Note Offering for initial purchasers' discounts ($4,731) and other costs ($500).



                                                                   AMORTIZATION
                                                                     OF FEES
                                 NOTE                              ------------
          Note Offering -- 6.625% Notes due 2002.................      $392
          Note Offering -- 7.125% Notes due 2007.................       327
                                                                       ----
          Total..................................................      $719
          Prorated for six months................................                 $   360
                                                                                  =======
(H)  Reflects adjustment needed to reflect minority partners' weighted average
     10.57% interest in the net income of the Operating Partnership less joint venture minority interests assuming completion of the Equity Offerings at
     the beginning of the period...............................................   $(2,047)
                                                                                  =======
(I)  Reflects net income per share based on 112,336,027 weighted average common shares assumed to be outstanding during the six months ended June 30,
     1997......................................................................        --

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                   CRESCENT REAL
                                  ESTATE EQUITIES                    1997 ACQUIRED
                                      COMPANY       1996 ACQUIRED     AND PENDING        OTHER        PRO FORMA
                                   HISTORICAL(A)    PROPERTIES(B)   INVESTMENTS(C)    ADJUSTMENTS    CONSOLIDATED
                                  ---------------   -------------   ---------------   -----------    ------------
REVENUES:
  Rental property................    $202,003          $89,185         $212,344        $     --        $503,532
  Interest and other income......       6,858               --               --          11,478(D)       18,336
                                     --------          -------         --------        --------        --------
          Total revenues.........     208,861           89,185          212,344          11,478         521,868
                                     --------          -------         --------        --------        --------
EXPENSES:
  Real estate taxes..............      20,606            8,176           18,140              --          46,922
  Repairs and maintenance........      12,292            8,403           22,588              --          43,283
  Other rental property
     operating...................      40,915           21,346           37,246          (1,700)(E)      96,374
                                                                                         (1,433)(F)
  Corporate general and
     administrative..............       4,674               --               --           5,326(G)       10,000
  Interest expense...............      42,926               --               --          70,567(H)      113,493
  Depreciation and
     amortization................      40,535           12,727           38,743              --          92,005
  Amortization of deferred
     financing costs.............       2,812               --               --             719(I)        3,531
                                     --------          -------         --------        --------        --------
          Total expenses.........     164,760           50,652          116,717          73,479         405,608
                                     --------          -------         --------        --------        --------
          Operating income
            (loss)...............      44,101           38,533           95,627         (62,001)        116,260
OTHER INCOME:
  Equity in net income of
     unconsolidated
     subsidiaries................       3,850               --           17,270              --          21,120
                                     --------          -------         --------        --------        --------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS AND EXTRAORDINARY
  ITEM...........................      47,951           38,533          112,897         (62,001)        137,380
Minority interests...............      (9,510)            (533)              --          (5,389)(J)     (15,432)
                                     --------          -------         --------        --------        --------
INCOME BEFORE EXTRAORDINARY
  ITEM...........................      38,441           38,000          112,897         (67,390)        121,948
Extraordinary item...............      (1,306)              --               --              --          (1,306)
                                     --------          -------         --------        --------        --------
NET INCOME (LOSS)................    $ 37,135          $38,000         $112,897        $(67,390)       $120,642
                                     ========          =======         ========        ========        ========
PER SHARE DATA(K):
Income before extraordinary
  item...........................                                                                      $   1.08
Extraordinary item...............                                                                         (0.01)
                                                                                                       --------
Net income.......................                                                                      $   1.07
                                                                                                       ========


   See accompanying notes to Pro Forma Consolidated Statement of Operations.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

ADJUSTMENTS
(DOLLARS IN THOUSANDS)


(A)  Reflects Crescent Real Estate Equities Company consolidated historical
     statement of operations for the year ended December 31, 1996.............         --

(B)  Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with all properties acquired in 1996, assuming the properties
     were acquired at the beginning of the period.............................         --

                                                                   ACQUISITION
          PROPERTY                                                     DATE
          3333 Lee Parkway office property.......................    1/05/96
          301 Congress Avenue office property(i).................    4/18/96
          Central Park Plaza office property.....................    6/13/96
          Canyon Ranch -- Tucson resort(ii)......................    7/26/96
          The Woodlands office properties(iii)...................    7/31/96
          Three Westlake Park office property....................    8/16/96
          1615 Poydras office property...........................    8/23/96
          Greenway Plaza Portfolio...............................   10/07/96
          Chancellor Park office property........................   10/24/96
          The Woodlands retail properties(iii)...................   10/31/96
          Sonoma Mission Inn & Spa(ii)...........................   11/18/96
          Canyon Ranch -- Lenox resort(ii).......................   12/11/96
          160 Spear Street office property.......................   12/13/96
          Greenway I and IA office properties....................   12/18/96
          Bank One Tower office property.........................   12/23/96
          Frost Bank Plaza office property.......................   12/27/96
          --------------------
          (i)   The Company has a 1% general partner and a 49% limited partner interest in the partnership that owns 301 Congress Avenue.
          (ii)  Historical operations of the hotel or/resort property were adjusted to reflect the lease payments from the hotel lessee to the
                Company calculated on a pro forma basis by applying the rent provisions (as defined in the lease agreements).
          (iii) The Company has a 75% interest in the partnership that owns these properties.

(C)  Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with acquired investments in 1997, assuming the investments
     were acquired at the beginning of the period.............................         --

                                                                   Acquisition
          Property                                                    Date
          --------                                                 -----------
          Greenway II office property............................    1/17/97
          Trammell Crow Center office property...................    2/28/97
          Three Denver office properties.........................    2/28/97
          Carter-Crowley Real Estate Assets......................    5/09/97
          Magellan Real Estate Assets (i)........................    6/17/97
          The Woodlands (ii)(iii)................................    7/31/97
          Desert Mountain (iv)...................................    8/29/97
          Houston Center mixed-use property complex..............    9/22/97
          Four Seasons Hotel (v).................................    9/22/97
          Miami Center office property...........................    9/30/97
          Fountain Place office property.........................    pending
          U.S. Home Building office property.....................    pending
          --------------------
          (i)   Calculated to reflect the lease payment from the behavioral healthcare facilities' lessee to the Company by applying the rent provisions (as set forth in the facilities' lease
                agreement).
          (ii)  The Company has a 40.75% (after sale of voting common stock to
                COI) non-voting equity investment in the limited partnership whose primary holding consists of The Woodlands land assets.
          (iii) The Company has a 42.5% equity investment in the limited partnership whose primary holding consists of The Woodlands commercial property assets.
          (iv)  The Company has a 88.50% (after sale of voting common stock to
                COI) non-voting equity investment in the limited partnership that owns Desert Mountain.
          (v)   Historical operations of the hotel were adjusted to reflect the lease payment from the hotel lessee to the Company calculated on a pro forma basis.

(D) Increase reflects the incremental interest income associated with the following, assuming all had occurred at the beginning of the period.

          Carter-Crowley Notes  ($55,500 @ 10%) =    $5,550
          COI Note              ($25,697 @ 12%) =    $3,084
          Desert Mountain Note  ($23,700 @ 12%) =    $2,844
          Total...............................................................    $11,478
                                                                                  =======
(E)  Reflects the elimination of historical ground lessee's expense, as a result of the Company acquiring the land underlying Trammell Crow Center, assuming Trammell Crow Center was acquired at the beginning of the
     period...................................................................    $(1,700)
                                                                                  =======
(F)  Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain of
     the properties...........................................................    $(1,433)
                                                                                  =======
(G)  Increase reflects the estimated incremental general and administrative costs associated with the increase in personnel due to numerous
     acquisitions in 1996 and 1997 and pending investments in 1997............    $ 5,326
                                                                                  =======

(H) Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of the Offering, the Private Placement, the Note Offering, Equity Offering to UBS in
     August 1997, April and May 1997 Equity Offerings and the October 1996
     Equity Offerings, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.




                    Credit Facility..........................    $244,800 @  6.89%    $16,867
                    Note Offering --
                      6.625% Notes due 2002..................     150,000 @ 6.625%      9,938
                    Note Offering --
                      7.125% Notes due 2007..................     250,000 @ 7.125%     17,813
                    Pending Investment Note Assumption.......      97,100 @  7.46%      7,244
                    BankBoston Note II.......................     200,000 @  6.89%     13,780
                    LaSalle Note I...........................     239,000 @  7.83%     18,714
                    LaSalle Note II..........................     161,000 @  7.79%     12,542
                    Cigna Note...............................      63,500 @  7.47%      4,743
                    Metropolitan Life Note...................      12,264 @  8.88%      1,089
                    LaSalle Note III.........................     115,000 @  7.82%      8,993
                    Nomura Funding VI Note...................       8,741 @ 10.07%        880
                    Northwestern Life Note...................      26,000 @  7.66%      1,992
                                                               ----------            --------
                    Total annual amount......................  $1,567,405            $114,595
                    Less: Capitalized interest...............                          (1,102)
                    Historical interest expense..............                         (42,926)
                                                                                     --------
                                                                                                 $70,567
                                                                                                 =======
(I)  Amortization of capitalized costs associated with the Note Offering for initial purchasers' discounts ($4,731) and other costs ($500).



                                                                   AMORTIZATION
                                 NOTE                                OF FEES
                                 ----                              ------------
          Note Offering -- 6.625% Notes due 2002.................      $392
          Note Offering -- 7.125% Notes due 2007.................       327
                                                                    -----------
          Total..................................................                  $   719
                                                                                   =======



(J)  Reflects adjustment needed to reflect minority partners' weighted average
     10.57% interest in the net income of the Operating Partnership less joint venture minority interests assuming completion of the Equity Offerings at
     the beginning of the period...............................................    $(5,389)
                                                                                   =======
(K)  Reflects net income per share based on 112,336,027 weighted average common shares assumed to be outstanding during the year ended December 31,
     1996......................................................................
